UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2012 (December 22, 2011)

Marina Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3830 Monte Villa Parkway, Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 425-908-3600

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

As previously reported on that certain Current Report on Form 8-K filed on December 23, 2011 by Marina Biotech, Inc. (the “Company”) with the Securities and Exchange Commission (the “Original Form 8-K”), the Company and Mirna Therapeutics, Inc. (“Mirna”) entered into a License Agreement, effective as of December 22, 2011, regarding the development and commercialization of microRNA-based therapeutics utilizing Mirna’s proprietary microRNAs and the Company’s novel SMARTICLES® liposomal delivery technology. Under terms of the License Agreement, the Company could receive up to $63 million in total upfront, clinical and commercialization milestone payments, as well as royalties on sales, based on the successful outcome of the collaboration.

The Company is filing this Amendment on Form 8-K/A to amend the Original Form 8-K for the sole purpose of filing a redacted copy of the License Agreement as Exhibit 10.3 hereto. The Company has submitted a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, requesting that it be permitted to redact certain portions of the License Agreement. The omitted material has been included in the request for confidential treatment.

The foregoing summary of the License Agreement is qualified in its entirety by reference to the License Agreement, a redacted copy of which is attached as Exhibit 10.3 to this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

3.1*	Certificate of Amendment of the Amended and Restated Certificate of Incorporation.

3.2*	Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock.

4.1*	Form of Warrant (included as Exhibit A-1 to the Securities Purchase Agreement filed herewith as Exhibit 10.1).

10.1*	Securities Purchase Agreement dated as of December 22, 2011 by and between Marina Biotech, Inc. and Socius CG II, Ltd.

10.2*	Form of Lock-Up Agreement (included as Exhibit D to the Securities Purchase Agreement filed herewith as Exhibit 10.1).

10.3#	License Agreement, effective as of December 22, 2011, by and between Mirna Therapeutics, Inc. and Marina Biotech, Inc.

99.1*	Press Release dated December 23, 2011.

99.2*	Press Release dated December 23, 2011.

*	Previously filed as an exhibit to the Original Form 8-K.
#	Filed herewith. Portions of the exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and the omitted material has been separately filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

Marina Biotech, Inc.

February 22, 2012	By:	/s/ Philip C. Ranker
	Name:	Philip C. Ranker
	Title:	Interim CFO and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1*	Certificate of Amendment of the Amended and Restated Certificate of Incorporation.

3.2*	Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock.

4.1*	Form of Warrant (included as Exhibit A-1 to the Securities Purchase Agreement filed herewith as Exhibit 10.1).

10.1*	Securities Purchase Agreement dated as of December 22, 2011 by and between Marina Biotech, Inc. and Socius CG II, Ltd.

10.2*	Form of Lock-Up Agreement (included as Exhibit D to the Securities Purchase Agreement filed herewith as Exhibit 10.1).

10.3#	License Agreement, effective as of December 22, 2011, by and between Mirna Therapeutics, Inc. and Marina Biotech, Inc.

99.1*	Press Release dated December 23, 2011.

99.2*	Press Release dated December 23, 2011.

*	Previously filed as an exhibit to the Original Form 8-K.
#	Filed herewith. Portions of the exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and the omitted material has been separately filed with the Securities and Exchange Commission.